UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 05, 2024

Advent Technologies Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38742	83-0982969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Rutherford Avenue, Suite 102

Boston, MA 02129

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 655-6000

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ADN	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50	ADNWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

The Amendment No. 1 to the Current Report on Form 8-K amends the Current Report on Form 8-K filed by Advent Technologies Holdings, Inc. (“Advent” or the “Company”) on January 11, 2024 (the “Original Report”) to amend and restate the disclosures previously provided regarding Naiem Hussain, Advent’s newly appointed Chief Financial Officer, to add information required by Item 5.02(c).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Financial Officer Appointment

On January 10, 2024, the Board of Directors of the Company (the “Board”) appointed Naiem Hussain, 56, the Company’s current Chief Investment Officer, to serve as Chief Financial Officer of the Company, pending the completion of the Company’s hiring protocols.

The Company entered into an offer letter with Mr. Hussain pursuant to which Mr. Hussain will receive an annual base salary of $275,000 and the opportunity to earn a performance-based bonus each year. Mr. Hussain will also be eligible to participate in the Company’s equity awards plan, with his grants approved by the compensation committee of the Board.

Mr. Hussain has served as a senior consultant (including as Chief Investment Officer) to Advent beginning in June 2021. From 2017 to 2021 Mr. Hussain was co-founder and then served as senior advisor to Assuracc, where he was involved with financial reporting and M&A support services for both public and private companies. Mr. Hussain has been a Chartered Accountant since 1997 and obtained his fellowship from the ICAEW in 2020. In addition, Mr. Hussain has studied at the University of Manchester in Applied and Computational Chemistry and also at the University of Oxford.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2024

Advent Technologies Holdings, Inc.

By:	/s/ Vassilios Gregoriou
Name:	Vassilios Gregoriou
Title:	Chairman and Chief Executive Officer

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